Item 1: Report to Shareholders

Mid-Cap Growth Fund	June 30, 2005

The views and opinions in this report were current as of June 30, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Stocks struggled in the first half of 2005, although a second-quarter rebound lifted mid-cap shares to a modest advance. The market was held in check by concerns about the pace of economic growth amid surging oil prices and rising short-term interest rates. Large-cap shares held up slightly better than small-caps, but mid-cap stocks outperformed both segments. Despite a late rebound by growth stocks, value shares continued to outperform.

The Mid-Cap Growth Fund returned 1.78% during the first six months of 2005, lagging the S&P MidCap 400 Index but outpacing the aggressive-growth Russell Midcap Growth Index, as shown in the table. The fund also outperformed its average peer, as represented by the Lipper Mid-Cap Growth Funds Index, which declined during the first half. For the 12 months, our 11.87% return trailed the S&P index, but beat the Russell and Lipper benchmarks. (Returns for Advisor and R Class shares were slightly lower, reflecting their higher expense ratios.) Results were aided by solid contributions from our energy and telecommunications holdings. However, fund results relative to the S&P benchmark were hampered by our minimal exposure to value-oriented sectors such as utilities, which have performed well in recent years.

PERFORMANCE COMPARISON

Periods Ended 6/30/05	6 Months	12 Months
Mid-Cap Growth Fund	1.78%	11.87%
Mid-Cap Growth Fund–
Advisor Class	1.66	11.58
Mid-Cap Growth Fund–R Class	1.54	11.33
S&P MidCap 400 Index	3.85	14.03
Russell Midcap Growth Index	1.70	10.86
Lipper Mid-Cap Growth
Funds Index	-0.92	7.31

Performance relative to competing funds continues to be strong. The fund ranked in the top 18% of the Lipper Mid-Cap Growth Funds category for the one-year period ended June 30, the top 11% over three years, the top 6% over five years, and the top 2% over 10 years. (Based on cumulative total return, Lipper ranked the Mid-Cap Growth Fund 93 out of 543, 44 out of 435, 18 out of 306, and 2 out of 114 funds in the category for the 1-, 3-, 5-, and 10-year periods ended June 30, 2005, respectively. Results will vary for other periods, and past performance cannot guarantee future results.)

MARKET ENVIRONMENT

Economic conditions were mostly favorable in the first half of 2005. Although the manufacturing sector decelerated somewhat, the economy continued to expand at a steady pace. New job growth continued at a reasonable rate, unemployment hovered slightly above 5%, and inflation remained contained, despite surging oil prices.

Relatively low interest rates continued to provide a stimulus to the economy. Although short-term bond yields increased as the Federal Reserve raised the fed funds target rate from 2.25% to 3.25%, long-term interest rates unexpectedly declined. The result was a flattening of the Treasury yield curve, that is, the difference between short- and long-term Treasury yields narrowed. This situation can sometimes foreshadow an economic slowdown but so far there has been little impact to corporate earnings, and balance sheets appear to be extremely healthy as businesses remain focused on controlling costs and maximizing productivity.

After starting the year with modest gains, U.S. stocks declined sharply in March and April amid fears of slower economic growth accompanied by higher inflation. However, Federal Reserve officials eased investor worries by asserting that the economy was on a “reasonably firm footing” and that “underlying inflation remains contained.” Brisk merger activity and generally favorable corporate earnings news helped lift stocks in the second quarter, though a late-June spike in oil prices and the likelihood that the central bank would continue raising short-term interest rates appeared to cap the market’s advance.

GROWTH VS. VALUE

Periods Ended 6/30/05	6 Months	12 Months	3 Years	5 Years
Russell Midcap Growth Index	1.70%	10.86%	51.53%	-23.55%
Russell Midcap Value Index	5.51	21.80	58.31	99.96
Cumlative returns.

Mid-caps continued to inhabit the sweet spot in the market, outperforming both large- and small-cap stocks. Within the mid-cap universe, value stocks maintained their dominance over growth during the last six months, as shown in the accompanying table. It has now been more than five years since the technology bubble burst, and during this stretch we have experienced a number of economic and geopolitical shocks, including terrorist attacks, wars in Afghanistan and Iraq, recession, corporate scandals, and surging oil prices. In times of uncertainty, it is not surprising that investors would avoid riskier market segments and seek out less aggressive alternatives. What is surprising is the magnitude of the swing toward value, especially in our mid-cap segment: the Russell Midcap Value Index has virtually doubled over the past five years while the Russell Midcap Growth Index has lost nearly a quarter of its value. While we can’t predict when balance will be restored between growth and value, it is clear that the long-term outperformance of value stocks has—somewhat paradoxically—left growth stocks more attractively valued.

PORTFOLIO REVIEW

Energy and financial stocks were the top contributors to the fund in the first half of 2005 while some of our health care and consumer holdings lagged.

Given the surge in oil prices, from $43 at the beginning of the year to more than $60 in late June, it is not surprising that several of our energy producers were among the fund’s top contributors in the first half of the year. EOG Resources, Murphy Oil, and XTO Energy all experienced rapid earnings growth amid the best industry backdrop in more than two decades. The stocks of energy service holdings Smith International and BJ Services also performed well. (Please see the Portfolio of Investments for a complete listing of the fund’s holdings and the amount each represents in the portfolio.)

SECTOR DIVERSIFICATION

Percent of		Percent of
Net Assets		Net Assets
12/31/04		6/30/05
Information Technology	25.1%	24.5%
Consumer Discretionary	15.0	18.2
Health Care	19.1	18.2
Industrials and Business Services	13.0	13.5
Financials	9.2	9.3
Energy	6.6	7.2
Telecommunications Services	3.2	2.7
Consumer Staples	1.8	1.5
Materials	2.6	0.6
Other and Reserves	4.4	4.3
Total	100.0%	100.0%
Historical weightings reflect current industry/sector classifications.

Two financial stocks were among our best contributors. Discount brokerage firm AmeriTrade gained on its merger announcement with TD Waterhouse. The combination should create a powerful franchise in asset gathering and online brokerage, and significant scale economies should drive enhanced profit growth. Legg Mason surged after its decision to swap its brokerage unit for Citigroup’s asset management division. With Citigroup under pressure to divest its asset management business, we think Legg Mason purchased this business advantageously.

The telecommunications services sector was another key contributor during the period. Wireless services were the primary source of strength as continued subscriber growth and industry consolidation benefited our holdings. Rogers Communications, the Canadian cable and wireless operator, announced a series of strategic moves that positions it well to capture a greater share of consumer demand for video, data, and telephone services. Nextel Partners is generating strong growth in under-penetrated mid-size and rural U.S. markets, and with the pending acquisition of Nextel by Sprint, is likely to be acquired by the combined entity. The fund sold its shares of Western Wireless, another rural wireless firm and a longtime holding in the fund, after it announced its sale to Alltel. Wireless companies have been huge winners for us over the long term, but most mid-cap players have now been purchased. We continue to participate in the industry through Rogers, Nextel Partners, Telus (a second Canadian wireless and wireline company), and Crown Castle, a tower company that hosts many of the carriers’ cell sites.

Health care stocks generally hurt our portfolio in the first half, but there were exceptions. Omnicare, which is the leading provider of pharmacy services to long-term care facilities, rebounded from weakness in 2004 to be the fund’s third-best contributor. The company’s business appears to be stabilizing and margins are improving. As we said in our last report, despite some difficulties relating to restrictions on government reimbursement and heightened competition from smaller firms, we like Omnicare’s experienced management and strong business model.

Other health care holdings—especially pharmaceuticals—weighed on performance, however. Elan was our largest detractor after it voluntarily recalled its multiple sclerosis drug, Tysabri. Two patients died from a rare disease that may have been triggered by the drug. Tysabri was expected to be a blockbuster drug, and we believe that it still has reasonable potential to return to the market. We added to our Elan holdings. Other detractors included wound care company Kinetic Concepts and biotechs Eyetech Pharmaceuticals and Cephalon. Kinetic Concepts was a big winner for the fund in 2004, but growth has slowed of late and the stock has drifted lower. Eyetech declined sharply as data began to emerge that a competing drug currently in development may be more effective than Eyetech’s treatment for age-related macular degeneration. We eliminated our position in the second quarter. Cephalon’s stock was weak as investors fretted about patent challenges to an important drug, Provigil. However, the company has a rich product pipeline, and we think it will do well even without Provigil, though we do not think Cephalon’s losing the patent case is the foregone conclusion that the stock’s valuation seems to suggest. We maintain our positive view on the company.

Several of our consumer holdings lagged. Garmin, a leader in global positioning system (GPS) products, declined on concerns about increased competition. We think there’s room for several players in this fast-growing sector. The company’s fundamentals are intact, and we maintained our position. Boat maker Brunswick fell on concerns of a slowdown in consumer spending. However, we believe the company’s innovative engine technology and solid dealer network will allow it to continue to capture market share. Another laggard was Family Dollar Stores, which struggled as high gas prices particularly hurt its lower income customers. Citadel Broadcasting also fell. Radio stocks continue to languish because of a sluggish recovery in advertising spending. The Internet appears to be siphoning off some advertisers, and portable digital entertainment alternatives such as satellite radio and iPods seem to be harming radio more rapidly than we anticipated.

As we mentioned in our letter six months ago, we began to reduce the portfolio’s cyclical tilt in late 2004 as the economic recovery matured. In 2005, we have continued to lower our cyclical bias by eliminating two very successful investments—Potash Corp., a fertilizer company that has benefited from particularly strong price increases triggered by a significant upsurge in demand for potash, and steel maker Nucor, a well-run company that maintained positive earnings in the downturn and benefited nicely during the steel recovery. International steel prices have fallen and the global steel cycle may be peaking.

INVESTMENT STRATEGY AND OUTLOOK

While the stock market basically treaded water in the first half of 2005, there were surprises: long-term interest rates fell in spite of continuing Federal Reserve tightening; energy prices pressed ever higher; and the dollar reversed its three-year decline against the euro. Nevertheless, our investment outlook has not shifted significantly from the beginning of the year. While we select stocks using a fundamental, bottom-up approach, our portfolio positioning does implicitly reflect our perspective on certain macro issues, and it is worth noting several investment views that currently influence our portfolio.

In the last few months, concerns about a real estate bubble have been amply aired in the press. The term “bubble” connotes extreme overvaluation, and this probably overstates the reality of residential real estate in the United States. However, there is plenty of evidence that this market is frothy: interest-only, adjustable rate mortgages are commonplace; a disproportionate number of purchases are being made for investment purposes or for second homes; anecdotal evidence of rabid speculation in condos abounds; and billboards along interstate highways, which a few years ago advertised cell phones and Internet connectivity, now trumpet new home developments, mortgage brokers, and real estate agencies. The current situation reminds us of a white-hot IPO market: it’s fun while it lasts, every participant knows it will end, and everyone is sure they’ll be out before the music stops.

Real estate speculation is a natural outgrowth of the Federal Reserve’s easy money policy that was intended to cushion the collapse of the Internet stock bubble (and that was a bubble). The appreciation of residential real estate has contributed to an asset-based savings mind-set. A generation ago, many Americans would buy a home by putting 20% equity down and financing the rest with a 30-year, fixed-rate mortgage. They would gradually pay down the mortgage and increase their equity. At the same time, they were saving 10% to 12% of their paychecks. Today, a new homeowner is more likely to buy a home with little or no equity, and repeatedly refinance the mortgage to cash out equity appreciation as the home’s value rises. In further contrast to earlier years, Americans today are saving almost none of their income, and if their leveraged assets such as homes continue to appreciate, painlessly saving for them, why should they?

This new philosophy toward real estate, debt, and savings has two underpinnings: low and declining interest rates, and rising home prices. This can’t and won’t last forever. While low rates may or may not persist, asset classes don’t appreciate at high rates forever. If the residential real estate market even stagnates, rather than falls, consumers will be unable to sustain their pace of spending. And if asset inflation stalls for a long period, the personal savings rate will have to rise, further cutting into consumer spending.

The Fed does appear to be concerned about real estate. Although higher energy prices have caused reported inflation measures to rise slightly, inflation in most goods and services remains modest. Nevertheless, the Fed has raised short-term rates steadily to a level we would consider “normal” at this point in the economic cycle. Additional increases are likely, in our view, as the Fed tries to dampen real estate speculation. Regulators are also tightening standards by encouraging financial institutions to be more discerning in their loans, particularly in home equity lines of credit, mortgages, and credit card receivables.

From a practical standpoint, how do our views affect the composition of the portfolio? We remain leery of homebuilders and other housing-related stocks. We are somewhat cautious on the consumer sector, though we like selected issues.

We also generally think that financial issues have benefited from lower rates and now bask in credit conditions that get no better. We need to plumb the deep recesses of our memories to recall the last time investors were concerned about credit card or mortgage delinquencies. Our financial holdings are inordinately skewed toward investment management companies and discount brokers, many of which were added to the portfolio during the bear market several years ago. If the bull market in these issues persists, we may have to begin to pare back some of these holdings.

As we said at year-end, a plausible and bullish longer-term scenario for the American economy would be a gradual shift from its dependency on the consumer to growth predicated on a revival of business capital investment. U.S. companies certainly have the wherewithal to drive this process as balance sheets are in the best condition we’ve seen in many years, and cash balances are particularly high. We have significant holdings in a number of industrial companies that would benefit from such a trend, though the recent upward trend in the dollar could temporarily interrupt their progress. Our holdings in the technology sector should benefit from increased capital spending too, and our weighting in this sector is higher than at any point in recent years. While we think many tech stocks are reasonably attractive, this sector moves quickly based on small shifts in investor sentiment, and our conviction in the long term is less fervent.

It is worth noting our views on energy in the context of business spending. We were early in identifying energy as having significant growth potential when we raised our sector exposure back in 2001 and 2002. In the second half of 2004 and early 2005, we pared our holdings somewhat, feeling that the stocks had appreciated too far, too quickly. However, as the price of oil and gas has continued to rise, this decision has proved to be a mistake.

Longer-term, it’s hard to conjure up a scenario where energy prices revert to the low levels of the last two decades. Even if demand from developing nations such as India and China grows much more slowly in the next five to 10 years than it has in the last five, the world’s ability to produce adequate supplies of hydrocarbons will be challenged. Many of the world’s major fields are mature and have declining production profiles. The global energy industry underinvested during the prolonged period of low energy prices, and significant capital will be needed to meet global energy needs. Producers are beginning to respond, but there should be years of opportunity for companies that are able to conduct productive exploration and development programs, and for those that provide value-added services to producers. This could be one of the longest secular investment themes in our portfolio. Nevertheless, investors are increasingly pricing in optimism, and even though we believe strongly in the long-term secular thesis, short-term cyclical factors (or even a warm winter) could quickly cool investors’ ardor. We are inclined to wait for a cyclical interruption in the long-term uptrend to reestablish an overweight position in energy.

Small- and mid-cap stocks tend to experience long periods of out- and underperformance relative to their large-cap brethren. The current mid-cap outperformance cycle began in April 1999 and now slightly exceeds the average duration for an upcycle. Many believe that this period of small- and mid-cap outperformance is about to reverse, and they may be right. However, it is worth noting that some cycles have lasted considerably longer than six years (1973-83, for example); the annualized outperformance by mid-caps relative to large-caps this cycle has been well below average; mid-caps trade at only a modest premium to large-caps (well within normal parameters, in our opinion); and the speculative fervor that often signals a subsequent change in leadership seems absent.

Within the U.S. stock market, the most significant anomaly we see is the relationship between growth and value stocks. Across the entire capitalization spectrum, growth appears uncommonly cheap relative to value. This is probably a natural reaction to the carnage of the post-bubble bear market, but for those willing to take slightly more risk, the opportunity appears significant.

There are many crosscurrents in the present environment and in the mid-cap growth sector specifically, but we are optimistic your portfolio is well positioned for the long term. We appreciate your continued confidence in T. Rowe Price.

Respectfully submitted,

Brian W.H. Berghuis
President of the fund and chairman of its Investment Advisory Committee

John F. Wakeman
Executive vice president of the fund

July 21, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. The financial markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of larger companies. In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Russell Midcap Growth Index: An unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Value Index: An unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

S&P MidCap 400 Index: An unmanaged index that tracks the stocks of 400 U.S. mid-cap companies.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS
Percent of
Net Assets
6/30/05

Omnicare	1.6%
Rockwell Collins	1.5
Roper Industries	1.4
MedImmune	1.3
Murphy Oil	1.3
Harris	1.3
Best Buy	1.3
BJ Services	1.3
EOG Resources	1.2
Manor Care	1.2
Alliant Techsystems	1.2
Fairmont Hotels	1.2
AmeriTrade	1.1
Certegy	1.1
VeriSign	1.1
ChoicePoint	1.1
Rogers Communications	1.1
Smith International	1.1
XTO Energy	1.1
Assurant	1.1
Gilead Sciences	1.1
Nextel Partners	1.0
Brunswick	1.0
DST Systems	1.0
Laboratory Corporation of America	1.0
Total	29.7%

Note: Table excludes investments in the T. Rowe Price Government Reserve Fund.

PORTFOLIO HIGHLIGHTS

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

6 Months Ended 6/30/05

Best Contributors		Worst Contributors

EOG Resources	22¢	Elan	-22¢
Murphy Oil	15	Citadel Broadcasting	-14
Omnicare	15	Garmin	-12
AmeriTrade	14	Kinetic Concepts	-10
Legg Mason	14	Cephalon	-9
IVAX	13	Eyetech Pharmaceuticals **	-9
Rockwell Collins	13	Manpower	-9
XTO Energy	12	ChoicePoint	-9
Nextel Partners	12	Waddell & Reed Financial	-9
Rogers Communications	11	Valeant Pharmaceuticals	-8
Total	141¢	Total	-111¢

12 Months Ended 6/30/05

Best Contributors		Worst Contributors

Potash Corp./Saskatchewan **	30¢	Elan *	-20¢
EOG Resources	28	ImClone Systems **	-14
Diamond Offshore Drilling **	25	Cott	-13
Rockwell Collins	23	Manpower	-12
Rogers Communications	22	Cephalon	-10
AmeriTrade	22	Red Hat	-9
McAfee	21	ChoicePoint	-9
Murphy Oil	20	Citadel Broadcasting	-8
Legg Mason	20	JetBlue Airways	-8
XTO Energy	19	Ceridian **	-8
Total	230¢	Total	-111¢

* Position added
** Position eliminated

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

				Since	Inception
Periods Ended 6/30/05	1 Year	5 Years	10 Years	Inception	Date
Mid-Cap Growth Fund	11.87%	5.71%	13.98%	–	–
S&P MidCap 400 Index	14.03	8.49	14.66	–	–
Russell Midcap Growth Index	10.86	-5.23	9.43	–	–
Lipper Mid-Cap Growth
Funds Index	7.31	-7.03	7.76	–	–
Mid-Cap Growth Fund–
Advisor Class	11.58	5.50	–	4.46%	3/31/00
Mid-Cap Growth Fund–R Class	11.33	–	–	23.43	9/30/02
S&P MidCap 400 Index	14.03	–	–	22.23	–
Russell Midcap Growth Index	10.86	–	–	24.58	–
Lipper Mid-Cap
Growth Funds Index	7.31	–	–	18.69	–

Current performance may be higher or lower than the quoted past performance, which can-
not guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price represen-
tative at 1-800-225-5132.

Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE MID-CAP GROWTH FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/05	6/30/05	1/1/05 to 6/30/05
Investor Class
Actual	$1,000.00	$1,017.80	$4.05
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,020.78	4.06
Advisor Class
Actual	1,000.00	1,016.60	5.25
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,019.59	5.26
R Class
Actual	1,000.00	1,015.40	6.40
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,018.45	6.41

* Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year
(181) divided by the days in the year (365) to reflect the half-year period. The annualized expense ratio of the Investor Class was 0.81%, the Advisor Class was 1.05%, and the R Class was 1.28%.

Unaudited

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Investor Class
	6 Months	Year
	Ended	Ended
	6/30/05**	12/31/04	12/31/03	12/31/02	12/31/01	12/31/00
NET ASSET VALUE
Beginning of period	$49.88	$42.90	$31.04	$39.40	$39.79	$40.13

Investment activities
Net investment
income (loss)	(0.06)	(0.17)	(0.14)	(0.17)	(0.13)	(0.03)
Net realized and
unrealized gain (loss)	0.95	8.05	12.00	(8.19)	(0.26)	2.96

Total from
investment activities	0.89	7.88	11.86	(8.36)	(0.39)	2.93

Distributions
Net realized gain	–	(0.90)	–	–	–	(3.27)

NET ASSET VALUE
End of period	$50.77	$49.88	$42.90	$31.04	$39.40	$39.79

Ratios/Supplemental Data
Total return^	1.78%	18.39%	38.21%	(21.22)%	(0.98)%	7.43%
Ratio of total expenses to
average net assets	0.81%†	0.83%	0.87%	0.88%	0.89%	0.86%
Ratio of net investment
income (loss) to average
net assets	(0.24)%†	(0.39)%	(0.44)%	(0.50)%	(0.35)%	(0.09)%
Portfolio turnover rate	26.5%†	29.6%	30.2%	36.0%	43.0%	53.6%
Net assets, end of period
(in millions)	$13,011	$12,664	$9,874	$5,713	$6,739	$6,589

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
†	Annualized
** Per share amounts calculated using average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Unaudited
FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Advisor Class
	6 Months	Year				3/31/00
	Ended	Ended				Through
	6/30/05**	12/31/04	12/31/03	12/31/02	12/31/01	12/31/00
NET ASSET VALUE
Beginning of period	$49.48	$42.66	$30.94	$39.39	$39.83	$44.13

Investment activities
Net investment
income (loss)	(0.11)	(0.26)	(0.17)	(0.12)*	(0.08)	0.01+
Net realized and
unrealized gain (loss)	0.93	7.98	11.89	(8.33)	(0.36)	(1.04)

Total from
investment activities	0.82	7.72	11.72	(8.45)	(0.44)	(1.03)

Distributions
Net realized gain	–	(0.90)	–	–	–	(3.27)

NET ASSET VALUE
End of period	$50.30	$49.48	$42.66	$30.94	$39.39	$39.83

Ratios/Supplemental Data
Total return^	1.66%	18.12%	37.88%	(21.45)%*	(1.10)%	(2.22)%
Ratio of total expenses to
average net assets	1.05%†	1.07%	1.09%	1.10%*	1.04%	0.70%†
Ratio of net investment
income (loss) to average
net assets	(0.47)%†	(0.62)%	(0.64)%	(0.69)%*	(0.56)%	0.09%†
Portfolio turnover rate	26.5%†	29.6%	30.2%	36.0%	43.0%	53.6%
Net assets, end of period
(in thousands)	$437,193	$403,544	$283,115	$50,640	$16,736	$2,303

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
*	Excludes expenses in excess of a 1.10% contractual expense limitation in effect through 4/30/06.
†	Annualized
** Per share amounts calculated using average shares outstanding method.
+	The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund’s aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the invest-
ment portfolio.

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

R Class
	6 Months	Year		9/30/02
	Ended	Ended		Through
	6/30/05**	12/31/04	12/31/03	12/31/02
NET ASSET VALUE
Beginning of period	$49.34	$42.65	$31.01	$28.61

Investment activities
Net investment income (loss)	(0.17)	(0.41)	(0.18)	(0.07)*
Net realized and unrealized
gain (loss)	0.93	8.00	11.82	2.47+

Total from investment activities	0.76	7.59	11.64	2.40

Distributions
Net realized gain	–	(0.90)	–	–

NET ASSET VALUE
End of period	$50.10	$49.34	$42.65	$31.01

Ratios/Supplemental Data
Total return^	1.54%	17.82%	37.54%	8.39%*
Ratio of total expenses to
average net assets	1.28%†	1.31%	1.30%	1.40%†*
Ratio of net investment
income (loss) to average
net assets	(0.70)%†	(0.86)%	(0.79)%	(0.88)%†*
Portfolio turnover rate	26.5%†	29.6%	30.2%	36.0%
Net assets, end of period
(in thousands)	$166,943	$152,380	$63,210	$108

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
*	Excludes expenses in excess of a 1.40% contractual expense limitation in effect through 4/30/06.
†	Annualized
** Per share amounts calculated using average shares outstanding method.
+	The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund’s aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the invest-
ment portfolio.

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS (1)	Shares	Value
(Cost and value in $ 000s)

COMMON STOCKS 95.7%

CONSUMER DISCRETIONARY 18.2%
Auto Components 1.5%
Gentex	6,600,000	120,120
TRW *	3,250,000	79,657
		199,777
Diversified Consumer Services 1.1%
Apollo Group, Class A *	800,000	62,576
Education Management *	2,400,000	80,952
		143,528
Hotels, Restaurants & Leisure 2.3%
Fairmont Hotels †	4,500,000	156,735
PF Chang's China Bistro *	1,000,000	58,980
The Cheesecake Factory *	2,625,000	91,166
		306,881
Household Durables 1.3%
Garmin	1,850,000	79,088
Harman International	1,150,000	93,564
		172,652
Internet & Catalog Retail 0.5%
Amazon.com *	2,250,000	74,430
		74,430
Leisure Equipment & Products 1.0%
Brunswick	3,200,000	138,624
		138,624
Media 4.8%
Catalina Marketing †	2,950,000	74,959
Citadel Broadcasting *†	8,000,000	91,600
Cox Radio, Class A *	2,591,500	40,816
Dreamworks Animation, Class A *	1,900,000	49,780
Entercom Communications *	850,000	28,297
Getty Images *	500,000	37,130
Rogers Communications, Class B	4,500,000	147,960
Scholastic *	1,100,000	42,405
Univision Communications, Class A *	3,500,000	96,425
XM Satellite Radio Holdings, Class A *	1,400,000	47,124
		656,496
Multiline Retail 1.3%
Dollar General	3,600,000	73,296
Family Dollar Stores	3,900,000	101,790
		175,086
Specialty Retail 4.4%
Best Buy	2,500,000	171,375
CarMax *	2,000,000	53,300
O'Reilly Automotive *	3,200,000	95,392
PETsMART	3,900,000	118,365
Ross Stores	3,000,000	86,730
Williams-Sonoma *	2,000,000	79,140
		604,302
Total Consumer Discretionary		2,471,776

CONSUMER STAPLES 1.5%
Beverages 0.6%
Cott *†	4,000,000	87,320
		87,320
Food & Staples Retailing 0.9%
Shoppers Drug Mart (CAD)	1,600,000	55,479
Whole Foods Market	500,000	59,150
		114,629
Total Consumer Staples		201,949

ENERGY 7.2%
Energy Equipment & Services 3.0%
BJ Services	3,250,000	170,560
FMC Technologies *	2,850,000	91,115
Smith International	2,300,000	146,510
		408,185
Oil, Gas & Consumable Fuels 4.2%
EOG Resources	2,950,000	167,560
Murphy Oil	3,400,000	177,582
Western Gas Resources	2,400,000	83,760
XTO Energy	4,266,666	145,024
		573,926
Total Energy		982,111

FINANCIALS 9.3%
Capital Markets 5.0%
AmeriTrade *	8,400,000	156,156
E*TRADE Financial *	6,000,000	83,940
Eaton Vance	4,000,000	95,640
Federated Investors, Class B	1,500,000	45,015
Investors Financial Services	550,000	20,801
John Nuveen	1,900,000	71,478
Legg Mason	1,200,000	124,932
Waddell & Reed Financial, Class A †	4,100,000	75,850
		673,812
Commercial Banks 0.2%
SVB Financial Group *	600,000	28,740
		28,740
Consumer Finance 0.6%
Moneygram International †	4,300,000	82,216
		82,216
Diversified Financial Services 1.2%
CapitalSource *	3,600,000	70,668
Principal Financial Group	2,100,000	87,990
		158,658
Insurance 2.3%
Assurant	4,000,000	144,400
Axis Capital Holdings	2,000,000	56,600
Protective Life	1,000,000	42,220
Willis Group Holdings	2,300,000	75,256
		318,476
Total Financials		1,261,902

HEALTH CARE 18.2%
Biotechnology 5.6%
Abgenix *	2,250,000	19,305
Alkermes *	3,400,000	44,948
Amylin Pharmaceuticals *	1,750,000	36,628
Celgene *	1,300,000	53,001
Cephalon *	2,250,000	89,573
Gilead Sciences *	3,250,000	142,967
Human Genome Sciences *	2,300,000	26,634
MedImmune *	6,800,000	181,696
Neurocrine Biosciences *	1,350,000	56,781
OSI Pharmaceuticals *	600,000	24,522
Protein Design Labs *	2,000,000	40,420
Vertex Pharmaceuticals *	2,500,000	42,100
		758,575
Health Care Equipment & Supplies 2.9%
Bausch & Lomb	561,700	46,621
Edwards Lifesciences *	2,000,000	86,040
Gen-Probe *	1,250,000	45,287
INAMED *	550,000	36,834
Kinetic Concepts *	1,500,000	90,000
Varian Medical Systems *	1,000,000	37,330
Waters Corporation *	1,600,000	59,472
		401,584
Health Care Providers & Services 6.1%
Community Health System *	2,300,000	86,917
Coventry Health Care *	1,000,000	70,750
DaVita *	1,000,000	45,480
Health Management, Class A	4,500,000	117,810
Laboratory Corporation of America *	2,700,000	134,730
Manor Care	4,000,000	158,920
Omnicare	5,000,000	212,150
		826,757
Pharmaceuticals 3.6%
Andrx *	2,352,100	47,771
Barr Pharmaceuticals *	2,500,000	121,850
Elan ADR *	7,500,000	51,150
IVAX *	6,250,000	134,375
Sepracor *	1,250,000	75,012
Taro Pharmaceuticals *	1,204,200	35,006
Valeant Pharmaceuticals	1,750,000	30,853
		496,017
Total Health Care		2,482,933

INDUSTRIALS & BUSINESS SERVICES 13.5%
Aerospace & Defense 3.2%
Alliant Techsystems *†	2,250,000	158,850
Goodrich	1,750,000	71,680
Rockwell Collins	4,200,000	200,256
		430,786
Air Freight & Logistics 0.8%
C.H. Robinson Worldwide	1,300,000	75,660
Expeditors International of Washington	500,000	24,905
		100,565
Airlines 1.3%
JetBlue Airways *	3,250,000	66,430
Southwest Airlines	8,250,000	114,922
		181,352
Building Products 0.8%
American Standard	2,400,000	100,608
		100,608
Commercial Services & Supplies 2.6%
ChoicePoint *	3,700,000	148,185
Manpower	3,000,000	119,340
Robert Half International	2,200,000	54,934
Viad †	1,250,000	35,425
		357,884
Industrial Conglomerates 2.2%
Roper Industries †	2,700,000	192,699
Teleflex	1,800,000	106,866
		299,565

Machinery 2.5%
Danaher	1,750,000	91,595
ITT Industries	1,300,000	126,919
Oshkosh Truck	1,600,000	125,248
		343,762
Trading Companies & Distributors 0.1%
MSC Industrial Direct	550,000	18,563
		18,563
Total Industrials & Business Services		1,833,085

INFORMATION TECHNOLOGY 24.5%
Communications Equipment 3.1%
ADTRAN †	4,000,000	99,160
Comverse Technology *	2,000,000	47,300
Harris	5,500,000	171,655
Juniper Networks *	2,200,000	55,396
Research In Motion *	600,000	44,250
		417,761
Computers & Peripherals 0.6%
Diebold	1,700,000	76,687
		76,687
Electronic Equipment & Instruments 3.8%
CDW	1,750,000	99,908
Cogent *	1,100,000	31,405
Dolby Laboratories, Class A *†	2,500,000	55,150
Flextronics *	9,000,000	118,890
FLIR Systems *	3,000,000	89,520
Jabil Circuit *	4,000,000	122,920
		517,793
Internet Software & Services 2.2%
CNET Networks *	6,000,000	70,440
Monster Worldwide *	3,000,000	86,040
VeriSign *	5,250,000	150,990
		307,470
IT Services 5.3%
CACI International, Class A *†	1,600,000	101,056
Certegy †	4,000,000	152,880
Checkfree *	2,000,000	68,120
DST Systems *	2,900,000	135,720
Global Payments	1,300,000	88,140
Iron Mountain *	4,000,000	124,080
SunGard Data Systems *	1,600,000	56,272
		726,268
Semiconductor & Semiconductor Equipment 4.5%
AMIS Holdings *	2,900,000	38,686
Integrated Circuit Systems *	2,500,000	51,600
Intersil Holding, Class A	5,500,000	103,235
Marvell Technology Group *	750,000	28,530
Microchip Technology	4,000,000	118,480
Novellus Systems *	4,000,000	98,840
PMC-Sierra *	4,500,000	41,985
Semtech *	2,300,000	38,295
Xilinx	3,600,000	91,800
		611,451
Software 5.0%
Activision *	3,500,000	57,820
Adobe Systems	2,000,000	57,240
Cadence Design Systems *	7,250,000	99,035
Intuit *	800,000	36,088
Jack Henry & Associates	3,000,000	54,930
Macromedia *	839,800	32,097
McAfee *	4,700,000	123,046
Mercury Interactive *	1,700,000	65,212
NAVTEQ *	2,800,000	104,104
Red Hat *	4,000,000	52,400
		681,972
Total Information Technology		3,339,402

MATERIALS 0.6%
Metals & Mining 0.6%
Newmont Mining	2,000,000	78,060
Total Materials		78,060

TELECOMMUNICATION SERVICES 2.6%
Diversified Telecommunication Services 0.6%
Telus (CAD)	2,600,000	91,340
		91,340
Wireless Telecommunication Services 2.0%
Crown Castle International *	6,300,000	128,016
Nextel Partners, Class A *	5,600,000	140,952
		268,968
Total Telecommunication Services		360,308
Total Miscellaneous Common Stocks 0.1% ∞		12,942
Total Common Stocks (Cost $9,424,004)		13,024,468

SHORT-TERM INVESTMENTS 4.6%
Money Market Fund 4.6%
T. Rowe Price Government Reserve Investment Fund, 2.94% #†	627,323,241	627,323
Total Short-Term Investments (Cost $627,323)		627,323

Total Investments in Securities
100.3% of Net Assets (Cost $10,051,327)		$13,651,791

(1)	Denominated in U.S. dollars unless other-
wise noted
#	Seven-day yield
*	Non-income producing
∞	The identity of certain securities has been
concealed to protect the fund while it com-
pletes a purchase or selling program for the
securities.
ADR	American Depository Receipts
CAD	Canadian dollar

†Affiliated Companies

($ 000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

	Purchase	Sales	Investment	Value
Affiliate	Cost	Cost	Income	6/30/05		12/31/04
ADTRAN	$37,955	$-	$640	$99,160	$	*
Alliant Techsystems	-	-	-	158,850		147,105
CACI International	21,770	-	-	101,056		*
Catalina Marketing	24,281	-	-	74,959		57,779
Certegy	10,360	-	395	152,880		131,461
Citadel Broadcasting	-	-	-	91,600		129,440
Cott	14,034	-	-	87,320		*
Dolby Laboratories	57,735	-	-	55,150		-
Fairmont Hotels	16,362	-	270	156,735		138,560
Moneygram
International	-	-	86	82,216		*
Roper Industries	-	-	574	192,699		164,079
Viad	-	-	100	35,425		35,612
Waddell & Reed
Financial	-	2,188	1,268	75,850		100,935

T. Rowe Price Government
Reserve Investment Fund,
2.94%	¤	¤	8,625	627,323		564,709
Totals			$11,958	$1,991,223		$1,469,680

*	The issuer was not considered an affiliated company at December 31, 2004.
¤	Purchase and sale information not shown for cash management funds.

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF ASSETS AND LIABILITIES
(In thousands except shares and per share amounts)
Assets
Investments in securities, at value
Affiliated companies (cost $1,751,358)	$1,991,223
Non-affiliated companies (cost $8,299,969)	11,660,568

Total investments in securities	13,651,791
Cash	224
Dividends and interest receivable	6,425
Receivable for investment securities sold	7,569
Receivable for shares sold	17,333
Other assets	1,792

Total assets	13,685,134

Liabilities
Investment management fees payable	7,340
Payable for investment securities purchased	47,319
Payable for shares redeemed	13,072
Due to affiliates	1,010
Other liabilities	1,320

Total liabilities	70,061

NET ASSETS	$13,615,073

Net Assets Consist of:
Undistributed net investment income (loss)	$(16,052)
Undistributed net realized gain (loss)	624,807
Net unrealized gain (loss)	3,600,465
Paid-in-capital applicable to 268,301,196 shares of
$0.01 par value capital stock outstanding;
1,000,000,000 shares authorized	9,405,853

NET ASSETS	$13,615,073

NET ASSET VALUE PER SHARE
Investor Class
($13,010,936,813/256,278,284 shares outstanding)	$50.77

Advisor Class
($437,193,458/8,690,975 shares outstanding)	$50.30

R Class
($166,942,938/3,331,937 shares outstanding)	$50.10

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF OPERATIONS
($ 000s)
6 Months
Ended
6/30/05
Investment Income (Loss)
Income
Dividend	$37,189
Interest	2

Total income	37,191

Expenses
Investment management	42,723
Shareholder servicing
Investor Class	8,313
Advisor Class	237
R Class	99
Rule 12b-1 fees
Advisor Class	509
R Class	366
Prospectus and shareholder reports
Investor Class	515
Advisor Class	34
R Class	3
Custody and accounting	233
Registration	122
Proxy and annual meeting	51
Legal and audit	23
Directors	15
Miscellaneous	12

Total expenses	53,255
Expenses paid indirectly	(12)

Net expenses	53,243

Net investment income (loss)	(16,052)

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Affiliated securities	203
Non-affiliated securities	580,175
Foreign currency transactions	(4)

Net realized gain (loss)	580,374

Change in net unrealized gain (loss)
Securities	(323,700)
Other assets and liabilities
denominated in foreign currencies	1

Change in net unrealized gain (loss)	(323,699)

Net realized and unrealized gain (loss)	256,675

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$240,623

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF CHANGES IN NET ASSETS
($ 000s)
	6 Months	Year
	Ended	Ended
	6/30/05	12/31/04

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(16,052)	$(45,820)
Net realized gain (loss)	580,374	587,823
Change in net unrealized gain (loss)	(323,699)	1,458,111

Increase (decrease) in net assets from operations	240,623	2,000,114

Distributions to shareholders
Net realized gain
Investor Class	–	(223,885)
Advisor Class	–	(7,201)
R Class	–	(2,753)

Decrease in net assets from distributions	–	(233,839)

Capital share transactions *
Shares sold
Investor Class	1,145,601	2,905,566
Advisor Class	76,404	160,530
R Class	27,544	92,703
Distributions reinvested
Investor Class	–	213,442
Advisor Class	–	6,682
R Class	–	2,751
Shares redeemed
Investor Class	(1,028,206)	(2,025,940)
Advisor Class	(50,581)	(98,781)
R Class	(15,822)	(24,403)

Increase (decrease) in net assets from
capital share transactions	154,940	1,232,550

Net Assets
Increase (decrease) during period	395,563	2,998,825
Beginning of period	13,219,510	10,220,685

End of period	$13,615,073	$13,219,510

(Including undistributed net investment income (loss)
of $(16,052) at 6/30/05 and $0 at 12/31/04)
*Share information
Shares sold
Investor Class	23,506	64,513
Advisor Class	1,583	3,595
R Class	572	2,093
Distributions reinvested
Investor Class	–	4,323
Advisor Class	–	136
R Class	–	56
Shares redeemed
Investor Class	(21,124)	(45,103)
Advisor Class	(1,048)	(2,211)
R Class	(329)	(542)

Increase (decrease) in shares outstanding	3,160	26,860

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Mid-Cap Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth. The fund has three classes of shares: the Mid-Cap Growth Fund original share class, referred to in this report as the Investor Class, offered since June 30, 1992, Mid-Cap Growth Fund—Advisor Class (Advisor Class), offered since March 31, 2000, and Mid-Cap Growth Fund—R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund receives upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $385,000 for the six months ended June 30, 2005. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,782,864,000 and $1,650,504,000, respectively, for the six months ended June 30, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2005.

At June 30, 2005, the cost of investments for federal income tax purposes was $10,051,327,000. Net unrealized gain aggregated $3,600,465,000 at period-end, of which $3,967,429,000 related to appreciated investments and $366,964,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee and a group fee. The individual fund fee is equal to 0.35% of the fund’s average daily net assets up to $15 billion, and 0.2975% of the fund’s average daily net assets in excess of $15 billion; previously, through April 30, 2005, the individual fund fee had been a flat rate of 0.35% of the fund’s average daily net assets. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2005, the effective annual group fee rate was 0.31%.

The Advisor Class and R Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, the manager is required to waive its management fee and reimburse a class for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than the repayment dates indicated in the table below. Pursuant to this agreement, at June 30, 2005, there were no amounts subject to repayment. For the six months ended June 30, 2005, each class operated below its expense limitation.

	Advisor Class	R Class
Expense Limitation	1.10%	1.40%
Limitation Date	4/30/06	4/30/06
Repayment Date	4/30/08	4/30/08

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the six months ended June 30, 2005, expenses incurred pursuant to these service agreements were $41,000 for Price Associates, $1,745,000 for T. Rowe Price Services, Inc., and $2,961,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2005, the fund was charged $45,000 for shareholder servicing costs related to the college savings plans, of which $32,000 was for services provided by Price. The amount payable at period end pursuant to this agreement is included in Due to Affiliates in the accompanying financial statements. At June 30, 2005, approximately 0.3% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Retirement Funds (Retirement Funds) may invest. The Retirement Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Retirement Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended June 30, 2005, the fund was allocated $282,000 of Retirement Funds’ expenses, of which $217,000 related to services provided by Price. The amount payable at period end pursuant to this agreement is included in Due to Affiliates in the accompanying financial statements. At June 30, 2005, approximately 1.7% of the outstanding shares of the Investor Class were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees.

As of June 30, 2005, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 82,736 shares of the Investor Class, representing less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price Associates, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns to previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels, and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that an additional breakpoint should be added to the group fee component of the fees paid by the fund under the Contract at a level of $160 billion. The Board further concluded that, with this change, the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class, Advisor Class, and R Class) and compared them to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and expense ratio (for all three classes) were generally below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract as amended to add an additional breakpoint to the group fee rate. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Mid-Cap Growth Fund, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	August 18, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	August 18, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	August 18, 2005